Exhibit 10.1

LASALLE BUSINESS CREDIT, LLC
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                                                           MEMBER ABN AMRO GROUP
135 South LaSalle Street
Suite 425
Chicago, Illinois 60603                         May 30, 2003
(312) 904-8490


The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida 33073


         Re: ELEVENTH AMENDMENT

Gentlemen:


         The Singing Machine Company, Inc., a Delaware corporation ("BORROWER") and LaSalle Business Credit, LLC, a Delaware limited liability company ("LENDER") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement). From time to time thereafter,
Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively;, as the "Agreement"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       The Agreement hereby is amended as follows:

         (a) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                  (1) LOANS: Subject to the terms and conditions of the Agreement and the Other Agreements, Lender shall, absent the occurrence of an Event of Default, advance an amount up to the sum of the following sublimits (the "Loan Limit"):

                           (a) Up to seventy percent (70%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in


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LASALLE BUSINESS CREDIT, LLC
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                                                           MEMBER ABN AMRO GROUP

THE SINGING MACHINE COMPANY, INC.
May 30, 2003
Page 2


                                    connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts; plus

                           (b) Subject to subparagraph (3)(a) of this Exhibit A, the lesser of: up to ten percent (10%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's Eligible Inventory or Two Million and No/100 dollars ($2,000,000.00) during the period of May 31, 2003 through June 30, 2003; plus

                           (C)      "INTENTIONALLY OMITTED"; minus

                           (d) Such reserves as tender elects, in its sole discretion exercised in good faith, to establish from time to TIME, including without limitation, (i) a seasonal dilution reserve in the amount of One Million and No/100 Dollars ($1,000,000.00) against
                                    Borrower's "Eligible Accounts" during the period of May 31, 2003 until June 30, 2003, and (ii) to the extent that the ratio of Free on Board sales to domestic sales increases, Lender in its sole discretion may create a reserve to account for the additional dilution;

                                    provided, that the Loan Limit shall in no event exceed Ten Million and No/100 Dollars ($10,000,000.00) during the period of May 31, 2003 through June 30, 2003, (the
                                    "Maximum Loan Limit"), except as such amount may be increased or; following the occurrence of an Event of Default, decreased by Lender, in its sole discretion, exercised in good faith, from time to time.


         (b) Paragraph (5)(c) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:


         (c) ONE-TIME AMENDMENT FEE: Borrower shall pay to Bank a one-time amendment fee of Ten Thousand


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LASALLE BUSINESS CREDIT, LLC
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                                                           MEMBER ABN AMRO GROUP
The Singing Machine Company, Inc.
May 30, 2003
Page 3

                  and No/100 Dollars (10,000.00), which fee shall be deemed fully earned on the date of this Amendment and payable on or before June 30, 2003.

         2. This Amendment shall not become effective until fully executed by all parties hereto,

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby: the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain ire full force and effect in accordance with the terms thereof.

                                         LASALLE BUSINESS CREDIT, LLC, A
                                         DELAWARE LIMITED LIABILITY COMPANY

                                         By /s/ Casey Orlowski
                                            ---------------------------------
                                                Casey Orlowski
                                         Title  Vice President

ACKNOWLEDGED AND AGREED TO this 30th day of May, 2003.

THE SINGING MACHINE COMPANY, INC.

By /s/ Edward Steele
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       EDWARD STEELE

Title CHIEF EXECUTIVE OFFICER

/s/ April Green
    CFO